[VANGUARD NEW JERSEY TAX-FREE FUND LOGO]

ANNUAL REPORT 1995

In this Annual Report, I am delighted to formally introduce you to John J. Brennan, who, on January 31, 1996, will assume my responsibilities as Chief Executive Officer of Vanguard New Jersey Tax-Free Fund and the other Funds in The Vanguard Group. Mr. Brennan will continue to serve as President of the Funds, and I will continue to serve as Chairman of the Board.

         As Chairman of all the Vanguard Funds, I want to tell you that I am enthusiastic and confident that Jack Brennan is exactly the right person to succeed me as Chief Executive Officer. To use yet another Vanguard nautical metaphor, he will be the new captain. He has the qualities of leadership, integrity, intelligence, and vision that must continue to be Vanguard's hallmark as we move toward, and then into, the 21st century.

         I know that he has these qualities, because Jack Brennan and I have been working closely together since he joined Vanguard in 1982. He is a graduate of Dartmouth College and Harvard Business School. He started as Assistant to the Chairman and, rising like a rocket, became President in 1989. While, at age 41, he may seem young, he is in fact older than I was when I became Chief Executive Officer of Vanguard's predecessor organization in 1967, at the age of 38. Most important of all, Jack is completely dedicated to the Vanguard character, and believes in our basic mission: serving solely the shareholder, free of any conflict of interest. He believes in holding our costs of operation to a minimum, and in retaining our position as the lowest-cost provider of financial services in the world. He is a true competitor, who shares Vanguard's dedication to providing highly competitive returns to our investors relative to the returns provided by other mutual funds with comparable objectives. He also believes in reporting our results to shareholders with complete candor. He has the full support of the Board of Directors and our crew, and is committed to staying the course we have set for Vanguard. You need have no doubt that the essential elements that drew you to Vanguard in the first place will remain intact.

[FIGURE 1]

         As for me, I expect to fill a useful, if less demanding, role as Chairman of the Board. I shall keep a watchful eye over the interests of our shareholders, our crew, and our investment policies. I shall also speak out on industry affairs, reminding all who will listen of the primacy of the interests of mutual fund shareholders. I will be readily available to provide Jack Brennan with whatever wisdom I may have acquired during my lifetime of experience in this wonderful industry and in my service as captain of Vanguard since I founded this unique organization more than two decades ago.

         In short, I'll still be around. Thank you for all your confidence in me in the past and, in advance, for your continued confidence in Vanguard under Jack Brennan's leadership.

                                                 /s/ JOHN C. BOGLE
                                                 --------------------

VANGUARD NEW JERSEY TAX-FREE FUND OFFERS TWO PORTFOLIOS THAT SEEK TO PROVIDE A HIGH LEVEL OF INCOME THAT IS EXEMPT FROM FEDERAL AS WELL AS NEW JERSEY STATE PERSONAL INCOME TAXES. THE INSURED LONG-TERM PORTFOLIO INVESTS PRIMARILY IN INSURED LONG-TERM MUNICIPAL BONDS. THE MONEY MARKET PORTFOLIO SEEKS TO MAINTAIN A CONSTANT NET ASSET VALUE OF $1.00 PER SHARE ALONG WITH REASONABLE CURRENT INCOME.

                              CHAIRMAN'S LETTER

DEAR SHAREHOLDER:

The 1995 fiscal year for Vanguard State Tax-Free Funds, which ended on November 30, presented a sharp contrast to fiscal 1994. During our prior fiscal year, long-term interest rates rose sharply, engendering a commensurate drop in bond prices; during our most recent fiscal year, long-term interest rates fell steadily, driving bond prices upward. In the short-term arena, tax-exempt interest rates moved lower during the 1995 fiscal year, but the yields on our State Money Market Portfolios actually edged higher.

         The net result of the turnabout in the course of long-term interest rates was greatly enhanced returns to the shareholders of our Insured Long-Term Portfolios. Given the relatively low interest rate environment that prevailed during fiscal 1995 in the tax-exempt money markets, shareholders in our various State Money Market Portfolios earned modest returns. Nonetheless, our Money Market Portfolios' returns were comfortably above the returns achieved by their respective competitive benchmarks. The detailed fiscal year results for each of our State Tax-Free Portfolios, including net asset values and dividends for the year, as well as current yields, are presented in a table at the conclusion of this letter.

         Over the past twelve months, the STATE MONEY MARKET PORTFOLIOS provided returns in the area of +3.7%. As we would expect, all of our Portfolios' net asset values remained at $1.00 per share throughout the year. The table below provides an overview of each Portfolio's twelve-month total return, as well as its yield at the beginning and the end of the fiscal year:

------------------------------------------------------------------------
                       TOTAL                           SEVEN-DAY
                      RETURN                       ANNUALIZED YIELD
                   -------------              --------------------------
MONEY MARKET        YEAR ENDED                NOV. 30,         NOV. 30,
PORTFOLIO          NOV. 30, 1995                1995             1994
------------------------------------------------------------------------
CALIFORNIA             +3.7%                    3.61%            3.44%
PENNSYLVANIA           +3.7                     3.64             3.51
NEW JERSEY             +3.6                     3.57             3.34
OHIO                   +3.8                     3.71             3.47
------------------------------------------------------------------------

Modest though these yields may be, they accrue to investors without taxation at either the Federal level or the state and local levels in the respective states. What's more, the yield of each Portfolio represents a nice enhancement over the yield available from comparable competitive funds. As a result of this consistent yield premium, our Portfolios' longer-term returns have exceeded those of competitive standards. In the case of the New Jersey Money Market Portfolio, shareholders have earned an average annual return of +4.1% since the Portfolio's inception in February 1988, compared to +4.0% for the average New Jersey money market fund.

         The STATE INSURED LONGER-TERM PORTFOLIOS recouped all of last year's capital losses--and then some--turning in their best overall year of performance since our first Insured Portfolios began operations in April 1986. The following table summarizes the fiscal year total returns (capital change plus income) for all of the Insured Longer-Term Portfolios. To provide some perspective on just how beneficial the falling interest rates of the past twelve months have been for holders of longer-term bonds, this table breaks down our Portfolios' total returns into their income and capital components:

------------------------------------------------------
                                  INVESTMENT RETURNS
                               -----------------------
                                     YEAR ENDED
                                  NOVEMBER 30, 1995
                               -----------------------
INSURED LONGER-TERM
PORTFOLIO                      INCOME  CAPITAL  TOTAL
------------------------------------------------------
CALIFORNIA
 INTERMEDIATE-TERM              +5.6%   + 8.3%  +13.9%
CALIFORNIA LONG-TERM            +6.5    +13.6   +20.1
NEW YORK LONG-TERM              +6.4    +13.5   +19.9
PENNSYLVANIA LONG-TERM          +6.5    +12.0   +18.5
NEW JERSEY LONG-TERM            +6.4    +13.3   +19.7
OHIO LONG-TERM                  +6.4    +13.1   +19.5
FLORIDA LONG-TERM               +6.3    +13.8   +20.1
------------------------------------------------------

The generous positive capital returns exhibited in the table present a dramatic contrast to the sharply negative capital returns of one year ago. It should go without saying that, for investors in longer-term bond funds, this kind of year-to-year principal volatility

[FIGURE 2]

Average Annual Total Returns--Periods Ended November 30, 1995
------------------------------------------------------------------
                                                           Since
                                    1 Year    5 Years   Inception*
------------------------------------------------------------------
VANGUARD NJ LONG-TERM PORTFOLIO    +19.66%    +8.77%      +8.86%
AVERAGE NJ MUNICIPAL FUND          +18.03     +8.09       +8.18
LEHMAN MUNICIPAL BOND INDEX        +18.90     +8.72       +8.64
------------------------------------------------------------------

*Inception, February 3, 1988.
Note: Past performance is not predictive of future performance.

more or less comes with the territory. With that caveat in mind, it would not be unexpected if the capital reward of fiscal 1995 were to revert to a capital penalty sooner or later in another fiscal year.

         The Portfolios' strong absolute returns of the past year also stack up pretty well relative to the results of their two most appropriate performance benchmarks: the unmanaged Lehman Municipal Bond Index and the average competitive fund in each respective state category. The chart above shows the cumulative returns earned by the New Jersey Insured Long-Term Portfolio since its inception in February 1988, compared with each of these benchmarks.

         You will note that the +8.9% annualized return for the New Jersey Insured Long-Term Portfolio was significantly ahead of the +8.2% annualized return for the average New Jersey municipal fund. Despite our emphasis on high quality and our reliance on the extra credit safety of insured bonds, our cost advantage carried the day. Our return also outpaced the +8.6% return for the Lehman Municipal Bond Index. As you know, the Lehman Index is a tough standard for all state tax-free funds, given that it exists in a world devoid of fund operating expenses and transaction costs. While we endeavor to exceed this Index standard after our expenses, doing so on a consistent basis may prove to be a large challenge.

THE FISCAL YEAR IN REVIEW

Above all, fiscal 1995 can be viewed as a year of recovery in the bond market. On balance for the fiscal year, the yield on the long-term U.S. Treasury bond tumbled from 8.0% to 6.1%, a precipitous drop of 190 basis points, equivalent to a +26% price increase excluding the generous interest coupon. The yield on the 90-day U.S. Treasury bill also declined--albeit not nearly as sharply--beginning the fiscal year at 5.8% and ending at 5.5%.

         During this same period, the municipal bond market moved in similar fashion; however, the decline in long-term municipal bond yields was somewhat more subdued. On balance for the fiscal year, yields on high-grade municipal bonds fell from

[FIGURE 3]

6.9% to 5.5%, engendering a price increase of +20%. Yields on top-grade (MIG 1) municipal notes declined from 3.8% to 3.5%.

         In my view, the abrupt decline in long-term interest rates over the past twelve months was related to several contributing factors. Most importantly, we should not lose sight of the fact that interest rates had risen virtually without interruption in the months leading up to the commencement of our 1995 fiscal year, reaching a peak in November 1994. This climb in rates was engendered largely by investors' fears about a resurgence of inflation. With the Federal Reserve Board raising the Federal funds rate (the rate at which banks borrow from one another) an unprecedented seven times in the 13 months from February 1994 to February 1995, these inflation fears certainly seemed well-founded.

         Although restrictive monetary policy often fails to deliver the desired result, in this case the Fed's medicine seemed to work as intended. That is, U.S. economic growth slowed and inflation concerns gradually dissipated. Reflecting this renewed investor optimism, long-term rates did an about-face beginning in late January 1995 and began to move steadily lower. By the time the summer of 1995 began, the Fed felt free to relax its stern monetary policy and actually reduced the Federal funds rate by 1/4 of 1% to 5 3/4%.*

         The chart to the left should place the events of the past two fiscal years into a somewhat longer run perspective. You will note that the first three years witnessed a steady downtrend in rates, followed by the abrupt two-year cycle that I just described. Yet, when all is said and done, yields on long-term municipal bonds today remain generally below the levels maintained during fiscal 1991-1992. In other words, despite the "slings and arrows" of the recent volatile period, the prices of municipal bonds are higher today than during the early years of the period.

         It is interesting to trace the relative yields of long and short municipals over the past five years. You can see in the lower chart that the difference between the two yields--the "spread," if you will--has come virtually full circle over the past five years. It stood at 135 basis points (1.35%) at the beginning of fiscal 1991, climbed to nearly 400 basis points by the end of fiscal 1992, and has narrowed considerably since then, moving back to roughly 200 basis points at the close of the past fiscal year. What this means is that investors who choose to extend the maturity of their bond holdings earn a much lower risk premium today than they did some three years ago.

TAX-EXEMPT VERSUS TAXABLE YIELDS

It is perhaps obvious that the reason investors are willing to accept relatively lower yields from municipal bonds is the tax-exempt status of these securities. While the after-tax advantage of municipals is often taken for granted, whether municipals represent an appropriate alternative depends importantly on: (1) the investor's tax

-----------------
*Another reduction, to 5 1/2%, was implemented shortly after the close of our fiscal year.

bracket; and (2) the yield spread between taxable and tax-exempt securities.

         When I wrote to you one year ago in my 1994 Chairman's letter, I noted that, for investors in the highest marginal tax bracket, long-term municipal bonds provided 44% higher after-tax income compared to Federally taxable U.S. Treasury bonds. Today, that yield advantage has widened to 49%. However, on the short side of the yield spectrum, the after-tax yield premium of MIG 1 notes over U.S. Treasury bills has shrunk, from 9% to 6%. This table presents a comparison of the annual income earned on tax-exempt and taxable securities as of November 30, 1995, assuming a $100,000 investment:

------------------------------------------------------------------
                                     ILLUSTRATION OF INCOME ON
                                  HYPOTHETICAL $100,000 INVESTMENT
                                  --------------------------------
                                  LONG-TERM           SHORT-TERM
------------------------------------------------------------------
TAXABLE GROSS INCOME               $ 6,100              $ 5,500
LESS TAXES (39.6%)                  (2,400)              (2,200)
                                   --------             -------
NET AFTER-TAX INCOME                 3,700                3,300
------------------------------------------------------------------
TAX-EXEMPT INCOME                  $ 5,500              $ 3,500
------------------------------------------------------------------
INCREASE IN
  AFTER-TAX INCOME                 $ 1,800              $   200
------------------------------------------------------------------
PERCENTAGE INCREASE                   +49%                  +6%
------------------------------------------------------------------

Table assumes current yields (as of November 30, 1995) of 6.1% for U.S. Treasury bonds, 5.5% for U.S. Treasury bills, 5.5% for long-term municipal bonds, and 3.5% for short-term municipal notes.

The table provides a good indication of the kind of boost in after-tax income that a high-tax-bracket investor might receive by investing in a state tax-free bond fund rather than a Federally taxable U.S. Treasury bond fund. However, given the speed with which interest rates can fluctuate, the illustration should not be considered a representation of future results.

         In fairness, I should also add that this is not entirely an "apples to apples" comparison. As you know, U.S. Treasury bonds are backed by the full faith and credit of the U.S. government; municipal bonds, on the other hand, are subject to some degree of credit risk. More to the point, state-specific funds entail an incremental risk engendered by their high concentration of investments in discrete economic regions of the country. This risk is mitigated to a tremendous extent in our Insured Longer-Term Portfolios through the use of private portfolio insurance for virtually all of the bonds held in the portfolios. This insurance effectively guarantees the full payment of annual income and, at maturity, principal for all of the insured bonds that we hold. As a result, each of our Insured Longer-Term Portfolios carries an implied average quality rating of Aaa, the highest rating accorded by Moody's Investors Services.

         In the case of our State Tax-Free Money Market Portfolios, similar portfolio insurance generally is not available. Thus, the burden of assuring the creditworthiness of each individual portfolio holding rests squarely on the shoulders of the professional money managers in Vanguard's Fixed Income Group. I am pleased to say that they have handled this task over the years with considerable diligence, emphasizing high-quality and credit-enhanced securities. (This "credit enhancement" consists largely of irrevocable letters of credit from high-quality banks guaranteeing the timely payment of interest and principal.) Their efforts have resulted in each of the holdings in our Money Market Portfolios earning Moody's highest rating--or the equivalent--for shorter-term instruments.

         Notwithstanding the quality of our portfolio holdings, investors in all money market funds should bear in mind that their investments are not guaranteed by the Federal Deposit Insurance Corporation, as would be the case for an investment in a bank account or a certificate of deposit. There is also no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share. However, we believe that our diligent credit analysis and strict adherence to conservative average maturity guidelines will go a long way toward protecting the interests of our shareholders.

IN SUMMARY

When I wrote to you in my Annual Report one year ago, near the low point in the tax-exempt bond market, I was optimistic enough to predict that

"during fiscal 1995 the probabilities now favor greater stability in long-term tax-exempt rates, and somewhat higher short-term rates." As it turns out, short rates actually slipped a bit lower, and I was not nearly optimistic enough on the bond side, as a strong rebound in the bond market commenced virtually in lock-step with the start of the new fiscal year. This recovery--reflecting the traditional view that the dawn inevitably follows the darkness--provided a substantive enhancement to shareholders in our Insured Longer-Term Portfolios. It also reinforced the value of my traditional admonition to shareholders to "stay the course."

         In the coming year, we, too, fully intend to stay the course that has served our investors so well for so many years. We will continue to focus on providing returns that exceed those of appropriate competitive standards, but we will do so with the highest standards of credit quality. While high credit quality typically comes at a price--i.e., lower gross yields--our shareholders, thanks to our exceptionally low expense ratios, need not sacrifice income for quality. Indeed, while the average competitive state tax-free fund charges annual expenses at the rate of 0.83% of average net assets, our Vanguard State Tax-Free Portfolios incur an expense ratio of but 0.20%. This remarkable annual benefit of 63 basis points is available through the Vanguard State Tax-Free Funds with no sacrifice in quality. The resulting higher yields in a higher-quality bond fund is as close to the proverbial "free lunch" as you are likely to see.

         Thank you for your continued support and commitment to Vanguard, and I look forward to reporting to you again six months hence.

Sincerely,

/s/  JOHN C. BOGLE
---------------------
John C. Bogle
Chairman of the Board

December 20, 1995

Note: Mutual fund data from Lipper Analytical Services, Inc.

A FEW WORDS ABOUT POSSIBLE CHANGES IN THE TAX LAW

In our last Semi-Annual Report, we mentioned that potential changes in the tax laws had impacted the tax-exempt bond market, resulting in an unusually large after-tax yield advantage for municipal bonds. Since then, Congress has continued to debate the merits of a "flat tax," with no definitive resolution in sight. Given this uncertainty, the current yield on municipal bonds remains at approximately 90% of the yield on taxable U.S. Treasuries. As a result, an investor in the highest marginal tax bracket (40%), can earn an after-tax yield of about 3.7% (60% of 6.1%) on a U.S. Treasury bond, compared to 5.5% on a high-grade municipal bond--an increase of nearly 50% in after-tax income.

         Until the long-term implications of a revised tax code become clearer, we would caution municipal bond investors to give careful consideration before making precipitate changes in the allocation of their holdings of municipal bonds. In the meantime, we will keep you abreast of our views on the possible effects of any proposed legislation that could materially impact the tax status of your holdings in Vanguard State Tax-Free Funds.



----------------------------------------------------------------------------------------------------------------------------------
                                                                        NET ASSET VALUE
                              TOTAL                                         PER SHARE
                         NET ASSETS                                   ----------------------          TWELVE MONTHS
                         (MILLIONS)      AVERAGE      AVERAGE         NOV. 30,      NOV. 30,     ------------------------  CURRENT
PORTFOLIO             NOV. 30, 1995     MATURITY      QUALITY*          1994          1995       DIVIDENDS   TOTAL RETURN  YIELD**
----------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET
   CALIFORNIA . . . . . .    $1,202      65 DAYS        MIG 1         $ 1.00       $  1.00         $.036       + 3.7%        3.61%
   PENNSYLVANIA . . . . .     1,200      36 DAYS        MIG 1           1.00          1.00          .036       + 3.7         3.64
   NEW JERSEY . . . . . .       859      57 DAYS        MIG 1           1.00          1.00          .035       + 3.6         3.57
   OHIO     . . . . . . .       178      57 DAYS        MIG 1           1.00          1.00          .037       + 3.8         3.71
----------------------------------------------------------------------------------------------------------------------------------
INSURED INTERMEDIATE-TERM
   CALIFORNIA . . . . . .    $  206    7.1 YEARS          Aaa         $ 9.64       $ 10.44         $.511       +13.9%        4.61%
INSURED LONG-TERM
   CALIFORNIA . . . . . .       975   13.1 YEARS          Aaa           9.92         11.27          .602       +20.1         5.15
   NEW YORK  . . . . . . .      859   10.5 YEARS          Aaa           9.70         11.01          .581       +19.9         4.97
   PENNSYLVANIA  . . . . .    1,569   10.3 YEARS          Aaa          10.07         11.28          .612       +18.5         5.09
   NEW JERSEY  . . . . . .      796   10.7 YEARS          Aaa          10.40         11.78          .623       +19.7         4.90
   OHIO      . . . . . . .      197    9.3 YEARS          Aaa          10.28         11.63          .610       +19.5         5.01
   FLORIDA   . . . . . . .      423   14.1 YEARS          Aaa           9.61         10.94          .560       +20.1         5.08
----------------------------------------------------------------------------------------------------------------------------------

 * MIG 1 and Aaa are Moody's highest ratings for short-term and long-term municipal bonds, respectively.
** Money Market Portfolios' yields are 7-day annualized yields; others are 30-day SEC yields.
   Note: The shares of each of the Vanguard "single-state" Portfolios are available for purchase solely by residents of the designated states.

                          AVERAGE ANNUAL TOTAL RETURNS

THE AVERAGE ANNUAL TOTAL RETURNS FOR THE PORTFOLIOS (PERIODS ENDED SEPTEMBER 30, 1995) ARE AS FOLLOWS:

                                                                                            SINCE INCEPTION
                                                                                    --------------------------------
                                       INCEPTION                                     TOTAL        INCOME     CAPITAL
                                          DATE         1 YEAR        5 YEARS        RETURN        RETURN      RETURN
                                       ---------      -------        -------        ------        ------     -------
CALIFORNIA INSURED INTERMEDIATE-TERM      3/4/94      + 8.79%             --         +6.98%        +5.09%      +1.89%
CALIFORNIA INSURED LONG-TERM              4/7/86      + 10.73          +9.00%        +7.79         +6.51       +1.28
CALIFORNIA MONEY MARKET                   6/1/87      +  3.62          +3.28         +4.15         +4.15        0.00
NEW YORK INSURED TAX-FREE                 4/7/86      + 11.06          +9.40         +7.39         +6.50       +0.89
PENNSYLVANIA INSURED LONG-TERM            4/7/86      + 10.10          +9.36         +8.05         +6.70       +1.35
PENNSYLVANIA MONEY MARKET                6/13/88      +  3.60          +3.31         +4.16         +4.16        0.00
NEW JERSEY INSURED LONG-TERM              2/3/88      + 10.98          +9.21         +8.58         +6.50       +2.08
NEW JERSEY MONEY MARKET                   2/3/88      +  3.52          +3.26         +4.14         +4.14        0.00
OHIO INSURED LONG-TERM                   6/18/90      + 10.78          +9.13         +8.77         +6.03       +2.74
OHIO MONEY MARKET                        6/18/90      +  3.70          +3.34         +3.48         +3.48        0.00
FLORIDA INSURED TAX-FREE                  9/1/92      + 11.14             --         +7.63         +5.45       +2.18

ALL OF THESE DATA REPRESENT PAST PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

PLEASE NOTE THAT AN INVESTMENT IN A MONEY MARKET FUND, SUCH AS THE MONEY MARKET PORTFOLIOS OF VANGUARD STATE TAX-FREE FUNDS, IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE IS NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

                       REPORT FROM THE INVESTMENT ADVISER

STATE INSURED LONG-TERM PORTFOLIOS

It seems hard to believe that just one year ago we experienced the worst price decline for the fixed-income markets since the 1920s. A powerful market rally during 1995 has recaptured 1994's "lost ground." In retrospect, we are reminded of the relevance of our Chairman's advice to "stay the course" in weathering periods of market volatility.

     The Federal Reserve's 1994 tightening of monetary policy helped raise short-term interest rates, which translated into a slowing of economic activity this year. Such slowing has diminished inflationary pressure. Fixed-income investors responded by aggressively buying bonds. During our 1995 fiscal year, the yield on the 30-year Treasury bond fell 1.9 percentage points (from 8.0% to 6.1%). During the same period, the yield on high-grade, long-term municipal bonds fell 1.4 percentage points (from 6.9% to 5.5%). Naturally, the decline in interest rates has positively affected the share prices of the State Insured Longer-Term Portfolios. This year has provided exceptionally good performance.

     Specific to the municipal market, the Orange County bankruptcy and the rumblings of a new Federal "flat tax" structure were pivotal events. First, Orange County filed for bankruptcy in December of 1994. During the first six months of 1995, County officials wrestled with several alternatives to "balance the books." By the end of our fiscal year, the County appeared to be slowly making progress through budget cuts, revenue sharing agreements, and the rollover of short-term credit obligations. Ultimately, we expect that Orange County will emerge from bankruptcy, but the process will be long and is not yet clearly defined.

     It is important to note again that the Vanguard Portfolios did not and do not have any direct exposure to Orange County debt. To be sure, this geographically specific event underscores the advantages of the extra level of credit protection offered by insured bonds in municipal portfolios.

     In contrast, there is very little protection we can offer against the seemingly all too frequent changes in tax policy proposed by the various branches of the Federal government. The latest discussions regarding a flat tax have aroused great concern throughout the municipal market. A flat tax, if enacted, will eliminate the current system's progression of increasing marginal tax rates and replace it with a single lower level for all earned income. This would require the abandonment of all or most tax deductions, exemptions, and credits.

     With some proposals, unearned income (interest, dividends, or capital gains) will not be taxed. Under this scenario, municipal obligations would lose their unique tax-exempt status. This would reduce the attractiveness of municipal issues relative to their taxable brethren. Market participants have already begun to factor in this potential unattractiveness. The yield on long-term, high-quality municipal bonds has risen from 86.3% of the 30-year Treasury bond yield at the beginning of the year to 90.2% at the close. Certainly, it is far too early to forecast the ultimate outcome of the flat tax legislative proposals, but without the support of the current administration it is doubtful that any changes will occur prior to the 1996 Presidential elections. In the meantime, shareholders can enjoy the very attractive after-tax yield advantage of municipal bonds.

     For the State Insured Portfolios, the past year has held great rewards for investors who "stayed the course." However, as interest rates have now returned to historically low levels, we are hesitant to suggest bond prices will continue on this course through next year. Regardless, investors' paramount focus should be on long-term objectives. Whatever direction interest rates move from year to year, Vanguard will continue to combine low expenses with the conservative management of high-quality Federal and state tax-exempt portfolios. We believe the outcome is a superior and durable investment.

STATE MONEY MARKET PORTFOLIOS

The beginning of the fiscal year proved to be rocky for the short-term municipal market. Not long after the Orange County debacle, the Japanese banking industry came under fire, resulting in the downgrading of several large Japanese banks. The Daiwa Bank trading scandal further tarnished the reputation of the Japanese banking industry. We are pleased to report that Vanguard Money Market Portfolios managed to safely navigate through these murky waters. The Portfolios had no exposure to Orange County notes, nor did we hold any issues backed by Daiwa Bank.

     Notwithstanding the credit problems overshadowing the municipal money market, prices on short-term municipals moved higher over the fiscal year. One area of strength came from a phenomenal rally in the Treasury market. Evidence of slow growth and low inflation pushed yields on one-year Treasury bills lower by nearly -1.5% to 5.4% for the fiscal year. Similarly, comparable high-quality, one-year municipal notes posted a -1.0% decline in yields over the same period. The Federal Reserve Board intervened two times during the fiscal year. The first was a tightening of monetary policy, the second an offsetting easing of policy. Since the close of our fiscal year, signs of continued economic weakness prompted the Fed to again lower the Federal funds rate (the rate banks charge each other for overnight loans) 25 basis points to 5.50%.

     Dividends for the Vanguard State Tax-Free Money Market Portfolios bucked the trend of overall interest rates by moving dramatically higher during the fiscal year. The average dividend rose more than +40% over this past year. The impetus for the change came from widening credit spreads for issues supported by Japanese banks, which led to a rise in average yields for all variable rate instruments. Variable rate securities, which account for roughly 50% of the Portfolios' composition, offset the decline in yields experienced in the broader market and pushed municipal money market yields higher.

     In conclusion, the growing number of risks in the marketplace underscore the advantage of maintaining high quality standards. Vanguard's conservative investment style and low expenses combine to provide shareholders with consistently superior relative returns.

Sincerely,

Ian A. MacKinnon,               Pamela W. Tynan,
Senior Vice President           Principal

Reid O. Smith,                  David E. Hamlin,
Principal                       Principal

Danine A. Mueller,              Jerome J. Jacobs,
Principal                       Principal



Vanguard Fixed Income Group

December 28, 1995

                            STATEMENT OF NET ASSETS


                                                            FINANCIAL STATEMENTS
                                                               November 30, 1995

                                                         Face              Market
INSURED                                                Amount               Value
LONG-TERM PORTFOLIO                                     (000)              (000)+
---------------------------------------------------------------------------------
MUNICIPAL BONDS (101.7%)
---------------------------------------------------------------------------------
ISSUER INSURED (87.5%)
 Atlantic County COP
   6.00%, 3/1/14 (3)                                 $  3,685          $    3,988
   6.00%, 3/1/15 (3)                                    1,480               1,606
   7.30%, 3/1/05 (3)                                    2,000               2,378
   7.30%, 3/1/06 (3)                                    1,800               2,162
   7.40%, 3/1/10 (3)                                    1,755               2,150
   7.40%, 3/1/11 (3)                                    4,025               4,950
 Atlantic County Utilities Auth.
   5.85%, 1/15/15 (2)                                   3,000               3,111
 Bayshore Regional Sewer Auth.
   5.40%, 5/1/12 (1)                                      500                 504
 Bergen County Utilities Auth.
   Water Pollution Control Rev.
   5.50%, 12/15/15 (3)                                 15,750              15,784
   5.75%, 12/15/05 (3)                                  2,000               2,158
 Bordentown Sewer Auth.
   5.375%, 12/1/15 (1)                                  6,250               6,267
   5.40%, 12/1/20 (1)                                   1,400               1,402
 Camden County GO
   5.00%, 2/1/10 (3)                                    1,500               1,471
   5.00%, 2/1/11 (3)                                    2,950               2,876
 Camden County Municipal Utilities
   Auth. Sewer Rev.
   0.00%, 9/1/04 (3)                                    8,345               5,605
   0.00%, 9/1/05 (3)                                   18,545              11,811
   0.00%, 9/1/06 (3)                                   18,545              11,120
   8.25%, 12/1/17 (3)                                     850                 930
 Cape May County Industrial
   Development AUTH.
   (Atlantic City Electric)
   6.80%, 3/1/21 (1)                                   15,400              18,569
 Cape May County Municipal
   Utility Auth.
   5.75%, 1/1/16 (1)                                   14,975              15,271
 Delaware River Port Auth.
   5.50%, 1/1/26 (3)                                   26,600              26,334
   6.50%, 1/1/09 (2)                                    3,500               3,704
   7.375%, 1/1/07 (2)                                   9,500              10,421
 Elizabeth City Fiscal Year
   Adjustment Bonds
   6.60%, 8/1/06 (1)                                    8,750               9,871
 Essex County GO
   4.875%, 11/15/97 (2)                                 2,815               2,863
 Essex County Improvement
   Auth. Lease Rev. GO
   5.50%, 12/1/08 (2)                                   2,560               2,652
   5.50%, 12/1/13 (2)                                   7,500               7,621
   7.00%, 12/1/24 (2)                                   9,525              10,902
 Essex County Improvement Auth.
   Township of Irvington GO
   6.625%, 10/1/02 (4) (Prere.)                         7,000               8,014
 Evesham Municipal Utility Auth.
   7.00%, 7/1/10 (1)                                    1,700               1,865
   7.00%, 7/1/15 (1)                                      450                 494
 Gloucester Township GO
   5.75%, 7/15/10 (2)                                   2,880               3,077
 Gloucester Township Municipal
   Utilities Auth.
   5.65%, 3/1/18 (2)                                    2,755               2,858
 Hamilton Township Municipal
   Utility Auth.
   6.00%, 8/15/17 (3)                                   1,000               1,043
 Hoboken-Union City-Weehawken
   Sewer Auth.
   0.00%, 8/1/03 (1)                                    3,800               2,689
   0.00%, 8/1/04 (1)                                    3,750               2,528
   0.00%, 8/1/05 (1)                                    3,805               2,433
   0.00%, 8/1/06 (1)                                    2,000               1,204
   6.25%, 8/1/13 (1)                                    9,590              10,768
 Hudson County Correctional
   Facility COP
   6.30%, 6/1/04 (1)                                    1,720               1,874
   6.30%, 12/1/04 (1)                                   1,770               1,928
   6.50%, 12/1/11 (1)                                   9,000               9,834
 Hudson County General
   Improvement GO
   6.55%, 7/1/04 (3)                                    1,300               1,481
   6.55%, 7/1/05 (3)                                    1,290               1,476
   6.55%, 7/1/06 (3)                                      700                 805
   6.55%, 7/1/07 (3)                                    1,300               1,497
   6.55%, 7/1/09 (3)                                      635                 731
 Hudson County Improvement
   Auth. Lease
   6.00%, 12/1/12 (3)                                  10,000              10,540
 Irvington Township GO
   0.00%, 8/1/07 (1)                                    1,000                 566
   0.00%, 8/1/09 (1)                                    2,580               1,288
   0.00%, 8/1/10 (1)                                    2,080                 971
 Jersey City Water Auth. GO
   7.60%, 10/1/12 (2)                                     700                 754
   7.60%, 10/1/13 (2)                                     700                 754
 Lacey Township Municipal
   Utility Auth.
   7.00%, 12/1/99 (6) (Prere.)                          3,000               3,363
 Middlesex County Utility Auth.
   5.25%, 3/15/10 (2)                                   2,740               2,742
   5.25%, 9/15/10 (2)                                   1,790               1,791
   5.375%, 9/15/15 (2)                                  3,775               3,796
   6.50%, 9/15/11 (3)                                   6,300               7,034
   6.75%, 8/15/09 (2)                                   3,500               3,695

                                                         Face              Market
                                                       Amount               Value
                                                        (000)              (000)+
---------------------------------------------------------------------------------
 Monmouth County Improvement Auth.
   5.00%, 2/1/13 (1)                                 $    750         $       726
   6.75%, 2/1/01 (1) (Prere.)                           1,250               1,407
   6.875%, 8/1/00 (1) (Prere.)                          2,700               3,041
 Monroe Township Municipal
   Utility Auth.
   6.875%, 2/1/17 (1)                                   1,700               1,879
 Mount Laurel Township Municipal
   Utility Auth.
   6.00%, 7/1/15 (1)                                    4,250               4,447
 Muscanectong Sewer Auth.
   7.15%, 1/1/00 (1) (Prere.)                           1,000               1,125
 New Brunswick Housing &
   Urban Development
   5.75%, 7/1/24 (1)                                   13,640              13,786
   6.00%, 7/1/12 (1)                                    6,000               6,312
 New Brunswick Housing Auth.
   5.50%, 8/1/16 (1)                                      525                 512
 New Brunswick Parking Auth.
   5.40%, 9/1/15 (3)                                    1,000               1,002
 New Jersey Economic
   Development Auth.
   (Hackensack Water)
   7.00%, 1/1/19 (2)                                    2,400               2,514
   (Market Transition)
   5.80%, 7/1/09 (1)                                    5,500               5,770
   5.875%, 7/1/11 (1)                                  12,675              13,269
 New Jersey Educational
   Facilities Auth.
   (Higher Education Trust Fund)
   5.125%, 9/1/97 (2)                                  10,525              10,750
   5.125%, 9/1/08 (2)                                  14,795              14,904
   (Kean College)
   6.60%, 7/1/21 (1)                                    3,700               4,041
   (NJ Institute of Technology)
   6.00%, 7/1/24 (1)                                    1,500               1,568
   6.25%, 7/1/11 (2)                                    5,165               5,687
   (Rider College)
   6.20%, 7/1/17 (2)                                    4,000               4,243
   (Trenton State College)
   6.00%, 7/1/12 (2)                                    3,005               3,174
 New Jersey Health Care
   Facilities Auth.
   (Beth Israel)
   6.00%, 7/1/16 (4)                                    8,500               8,851
   (Burdette Tomlin Memorial Hosp.)
   6.50%, 7/1/12 (3)                                    1,500               1,636
   (Community Medical Center)
   7.00%, 7/1/20 (1)                                    2,850               3,145
   (Helene Fuld Medical Center)
   6.60%, 7/1/21 (2)                                    4,080               4,469
   (Jersey Shore Medical Center)
   8.00%, 7/1/98 (2) (Prere.)                           1,905               2,122
   (Memorial Health Alliance)
   6.25%, 7/1/10 (3)                                    8,000               8,372
   (Mercer Medical Center)
   6.50%, 7/1/10 (1)                                    6,000               6,543
   (Mountainside Hosp.)
   5.35%, 7/1/07 (1)                                    3,215               3,297
   5.50%, 7/1/14 (1)                                    3,975               3,984
   (Muhlenberg Medical Center)
   8.00%, 7/1/97 (2) (Prere.)                             750                 828
   (Riverview Medical Center)
   6.25%, 7/1/10 (2)                                    2,935               3,266
   (Shore Medical Center)
   6.20%, 7/1/13 (2)                                    3,130               3,353
   6.20%, 7/1/14 (2)                                    3,075               3,281
   (Society of the Valley Hosp.)
   6.625%, 7/1/10 (1)                                   2,750               2,965
   (St. Clare's Riverside Medical Center)
   5.75%, 7/1/14 (1)                                    7,500               7,595
   (West Jersey Health System)
   6.00%, 7/1/09 (1)                                    5,175               5,488
 New Jersey Housing & Mortgage
   Finance Auth.
   7.875%, 10/1/17 (1)                                    450                 479
 New Jersey Sports & Exposition
   Auth. VRDO
   3.90%, 12/7/95 (1) (LOC)                            30,184              30,184
 New Jersey Transportation
   Trust Fund
   5.50%, 6/15/11 (1)                                   5,000               5,090
   5.50%, 6/15/13 (1)                                   3,000               3,041
   5.50%, 6/15/15 (1)                                   4,420               4,435
 New Jersey Turnpike Auth.
   VRDO 3.35%, 12/6/95 (3) (LOC)                        4,200               4,200
   6.50%, 1/1/13 (1)                                   20,000              23,042
   6.50%, 1/1/16 (1)                                   18,250              20,936
 Newark General Improvement
   5.30%, 10/1/06 (2)                                   1,710               1,776
   5.40%, 10/1/07 (2)                                   1,685               1,754
   5.50%, 10/1/08 (2)                                   1,660               1,731
 Newark Water Utility
   5.30%, 10/1/06 (2)                                   2,625               2,726
 North Bergen Hudson City GO
   8.00%, 8/15/06 (4)                                   1,885               2,383
 North Jersey Water Dist.
   (Wanaque South Project)
   6.00%, 7/1/12 (1)                                   10,125              10,793

                                                         Face              Market
                                                       Amount               Value
                                                        (000)              (000)+
---------------------------------------------------------------------------------
 Ocean County Utilities Waste
   Water Rev.
   5.00%, 1/1/14 (3)                                 $  2,000          $    1,922
   6.60%, 1/1/18 (3) (ETM)                              2,500               2,825
   6.60%, 1/1/18 (3)                                    4,000               4,315
   6.75%, 1/1/13 (3)                                   14,810              15,496
 Ocean Township Municipal
   Utility Auth.
   6.00%, 8/1/17 (1)                                    3,975               4,352
 Old Bridge Municipal Utility Auth.
   6.25%, 11/1/16 (3)                                   1,400               1,496
   6.40%, 11/1/09 (3)                                   3,000               3,332
 Passaic Valley Sewer Comm.
   5.75%, 12/1/08 (2)                                   4,450               4,693
   5.75%, 12/1/13 (2)                                   4,000               4,145
 Plainfield GO
   6.25%, 7/15/07 (2)                                   6,930               7,608
 Roselle GO
   5.05%, 10/15/07 (1)                                  1,435               1,447
   5.10%, 10/15/08 (1)                                  1,405               1,411
 Salem County Improvement Auth.
   7.125%, 5/1/99 (2) (Prere.)                          1,000               1,111
 Salem County Pollution Control Finance Auth.
   (Public Service Electric & Gas)
   5.55%, 11/1/33 (1)                                   8,000               7,851
   5.70%, 5/1/28 (1)                                    5,000               5,036
 South Brunswick Township
   Board of Education
   6.40%, 8/1/22 (3)                                    2,205               2,409
   6.40%, 8/1/23 (3)                                    2,315               2,529
 South Jersey Transportation Auth.
   5.90%, 11/1/06 (1)                                   3,435               3,707
   5.90%, 11/1/07 (1)                                   2,545               2,729
   6.00%, 11/1/12 (1)                                   5,250               5,554
 Stafford Municipal Utility Auth.
   5.50%, 6/1/11 (3)                                    3,100               3,155
 Sussex County Solid Waste Rev.
   5.75%, 12/1/09 (1)                                  19,820              20,654
 Sussex Municipal Utility Auth.
   5.25%, 12/1/08 (1)                                   1,150               1,169
   5.375%, 12/1/14 (1)                                  2,000               2,005
 West Windsor-Plainsboro School
   Dist. COP
   7.60%, 3/15/97 (6) (Prere.)                          5,000               5,343
OUTSIDE NEW JERSEY:
 Puerto Rico Electric Power Auth.
   6.50%, 7/1/06 (1)                                   11,820              13,482
 Puerto Rico Public Building Auth.
   0.00%, 7/1/02 (3)                                    4,000               3,007
                                                                       ----------
        GROUP TOTAL                                                       697,079
                                                                       ----------
---------------------------------------------------------------------------------
PORTFOLIO INSURED (.2%)
 Rutgers State Univ.
   7.375%, 5/1/96 (Prere.)                              1,500               1,553
                                                                       ----------
---------------------------------------------------------------------------------
SECONDARY MARKET INSURED (6.5%)
 Atlantic County Utility
   6.875%, 1/1/12 (2) (ETM)                             3,000               3,298
 New Jersey Educational
   Facilities Auth.
   (Montclair State College)
   7.20%, 7/1/10 (1)                                    1,000               1,039
 New Jersey Highway Auth.
   (Garden State Parkway)
   6.00%, 1/1/16 (2)                                    5,000               5,167
   6.20%, 1/1/10 (2)                                   20,000              22,233
 New Jersey Sports &
   Exposition Auth.
   6.50%, 3/1/13 (1)                                   10,000              11,555
 Port Auth. of New York &
   New Jersey
   6.875%, 1/1/25 (2)                                   3,200               3,501
 Univ. of Medicine & Dentistry
   6.50%, 12/1/12 (1)                                   4,000               4,627
                                                                       ----------
       GROUP TOTAL                                                         51,420
                                                                       ----------
---------------------------------------------------------------------------------
NON-INSURED (7.5%)
 Burlington County GO
   4.875%, 11/15/97                                     1,200               1,223
 Burlington County Bridge Comm.
   5.30%, 10/1/13                                       9,500               9,478
 Cherry Hill Township
   GO 6.30%, 6/1/12                                     3,745               4,032
 Mercer County GO
   5.00%, 9/1/97                                        1,935               1,972
 Mercer County Improvement Auth.
   5.75%, 12/15/07                                      1,110               1,193
   5.75%, 12/15/08                                      1,165               1,246
   5.95%, 12/15/12                                      4,895               5,266
   6.00%, 12/1/14                                       1,000               1,052
 Monmouth County Improvement Auth.
   GO
   (Correctional Facilities)
   6.40%, 8/1/11                                        1,850               1,987
 Morris County GO
   6.00%, 7/15/97                                       1,726               1,785
   (County College)
   6.00%, 7/15/97                                         199                 206
 New Jersey GO TOB VRDO
   3.65%, 12/6/95                                       4,300               4,300
 New Jersey Health Care
   Facilities Finance Auth. VRDO
   3.50%, 12/7/95 (LOC)                                10,700              10,700

                                                         Face              Market
                                                       Amount               Value
                                                        (000)              (000)+
---------------------------------------------------------------------------------
 Ocean County Water Utility
   6.30%, 1/1/13                                     $  2,215          $    2,392
   6.35%, 1/1/14                                        2,360               2,548
   6.35%, 1/1/15                                        2,515               2,715
 Port Auth. of New York &
   New Jersey VRDO
   (Versatile Structure)
   3.35%, 12/4/95                                         500                 500
   3.40%, 12/4/95                                       3,600               3,600
 Rutgers State Univ. GO
   6.40%, 5/1/13                                        3,000               3,387
                                                                       ----------
          GROUP TOTAL                                                      59,582
                                                                       ----------
---------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
   (Cost $749,726)                                                        809,634
---------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.7%)
---------------------------------------------------------------------------------
   Other Assets--Note B                                                    15,697
   Liabilities                                                            (29,277)
                                                                       ----------
                                                                          (13,580)
---------------------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------------------
 Applicable to 67,601,978 outstanding
   shares of beneficial interest
   (unlimited authorization--no par value)                               $796,054
---------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                                  $11.78
=================================================================================

See Note A to Financial Statements.

For explanations of abbreviations and other references, see page 15.



---------------------------------------------------------------------------------
AT NOVEMBER 30, 1995, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------------------
                                                       Amount                 Per
                                                        (000)               Share
                                                     --------              ------
Paid in Capital                                      $732,217              $10.83
Undistributed Net
 Investment Income                                         --                  --
Accumulated Net
 Realized Gains                                         3,520                 .05
Unrealized Appreciation--Note E:
 Investment Securities                                 59,908                 .89
 Futures Contracts                                        409                 .01
---------------------------------------------------------------------------------
NET ASSETS                                           $796,054              $11.78
---------------------------------------------------------------------------------

                                                         Face              Market
                                                       Amount               Value
MONEY MARKET PORTFOLIO                                  (000)              (000)+
---------------------------------------------------------------------------------
MUNICIPAL BONDS (98.9%)
---------------------------------------------------------------------------------
 Bergen County GO
   4.70%, 7/15/96                                    $  1,800          $    1,810
 Bernards Township BAN
   4.50%, 5/24/96                                       4,581               4,593
 Bernardsville Borough BAN
   4.25%, 4/23/96                                       3,286               3,293
 Burlington County BAN
   4.25%-5.75%, 1/25/96-8/9/96                         18,200              18,235
 Chatham Township BAN
   3.90%, 4/19/96                                       5,941               5,945
 Clifton BAN
   4.50%, 6/28/96                                       8,000               8,036
 East Brunswick Township BAN
   4.50%, 5/24/96                                       3,256               3,265
 Essex County Improvement
   Auth. Pooled Govt. Loan VRDO
   3.40%, 12/6/95 (LOC)                                34,150              34,150
 Florence Township BAN
   5.25%, 2/15/96                                       1,170               1,171
 Franklin Lakes Borough Notes
   6.00%, 12/14/95                                      5,000               5,002
 Gloucester County PCR VRDO
   (Mobil Oil Corp.)
   3.30%, 12/6/95                                      12,500              12,500
 Hunterdon General
   Improvement BAN
   3.95%, 5/24/96                                      10,950              10,950
 Lawrence Township BAN
   4.50%, 11/7/96                                       1,525               1,534
 Mercer County BAN
   4.25%, 9/18/96                                       5,000               5,016
 Mercer County Improvement
   Auth. BAN
   4.10%, 3/15/96                                       3,600               3,604
 Mercer County TAN
   4.00%, 4/15/96                                       8,775               8,785
 Monmouth County BAN
   4.375%, 8/29/96                                      8,000               8,024
 Monmouth County Improvement
   Auth. Pooled Govt. Loan VRDO
   3.40%, 12/6/95 (LOC)                                30,000              30,000
 Montville Township BAN
   4.375%, 8/29/96                                      6,898               6,919
 Morristown BAN
   4.50%, 5/24/96                                      13,310              13,344
 New Jersey Building Auth.
   10.25%, 12/15/95 (Prere.)                            2,160               2,275

                                                         Face              Market
                                                       Amount               Value
                                                        (000)              (000)+
---------------------------------------------------------------------------------
 New Jersey Economic
   Development Auth. CP
   (Chambers Cogeneration)
   3.80%, 1/30/96 (LOC)                             $  24,700           $  24,700
   (Keystone Project)
   3.70%-3.85%,
   1/30/96-2/23/96 (LOC)                               19,300              19,300
 New Jersey Economic
   Development Auth. PCR CP
   (Public Service Electric & Gas Co.)
   3.625%, 1/16/96 (1)                                 10,000              10,000
 New Jersey Economic Development
   Auth. VRDO
   (Exxon Corp.)
   PCR 3.80%, 12/4/95                                   7,900               7,900
   (NJ American Water Co.)
   3.65%, 12/7/95 (3)                                   4,850               4,850
   (NJ Natural Gas)
   3.25%-3.40%, 12/4/95 (2)                            18,500              18,500
   (Toys R Us)
   3.30%, 12/4/95 (LOC)                                 3,000               3,000
 New Jersey GO TOB
   3.65%, 12/6/95*                                     36,900              36,900
   VRDO 3.75%, 12/7/95                                  9,370               9,370
 New Jersey Health Care Facilities
   Finance Auth. VRDO
   (Pooled Capital Assets Program)
   3.50%, 12/7/95 (LOC)                                38,400              38,400
   (Carrier Foundation)
   3.35%, 12/6/95 (3)                                   4,500               4,500
 New Jersey Sports & Exposition
   Auth. VRDO
   3.90%, 12/7/95 (1) (LOC)                            72,996              72,996
 New Jersey Turnpike Auth. VRDO
   3.35%, 12/6/95 (3) (LOC)                            83,400              83,400
 Nutley Township BAN
   4.25%, 7/19/96                                       1,879               1,886
 Ocean County GO BAN
   4.00%, 6/28/96                                      10,000              10,019
 Park Ridge BAN
   4.25%, 8/2/96                                        1,300               1,303
 Piscataway BAN
   5.00%, 4/26/96                                       4,000               4,012
 Port Auth. of New York &
   New Jersey
   3.55%, 1/17/96-1/25/96                              45,135              45,135
   (Kiac Partners)
   VRDO 3.45%, 12/6/95 (LOC)                           50,700              50,700
   (Versatile Structure)
   VRDO 3.35%-3.40%, 12/4/95                           40,400              40,400
 Princeton Borough BAN
   5.25%, 4/12/96                                       4,384               4,399
 Princeton Township BAN
   4.125%-5.00%, 3/14/96-8/29/96                        4,950               4,957
 Rahway BAN
   4.00%-5.75%, 1/23/96-6/27/96                         4,560               4,562
 Salem County PCR CP
   (PECO Energy)
   3.85%, 1/30/96 (LOC)                                 5,000               5,000
 Somerset County BAN
   3.71%, 10/25/96                                     16,550              16,551
 South Brunswick Township BAN
   4.375%, 10/24/96                                     8,360               8,402
 South Orange Village Township BAN
   3.84%, 11/1/96                                       3,892               3,894
 Sussex County BAN
   4.50%, 9/13/96                                       3,182               3,196
 Union County GO
   4.40%, 9/1/96                                        1,730               1,736
 Union County PCR VRDO
   (Exxon Corp.)
   3.30%, 12/4/95                                      22,400              22,400
 Waldwick Borough BAN
   4.08%, 5/29/96                                       3,046               3,046
 Warren Township BAN
   3.84%, 7/25/96                                       1,413               1,414
 West Orange Township BAN
   4.25%, 5/23/96                                       2,572               2,576
 West Windsor Township BAN
   4.25%, 10/11/96                                      2,650               2,658
 Woodbridge Township BAN
   3.87%, 8/2/96                                       10,000              10,001
OUTSIDE NEW JERSEY:
 Puerto Rico Govt. Development
   Bank VRDO
   3.30%, 12/6/95 (LOC)                                39,150              39,150
 Puerto Rico Highway &
   Transportation Auth. VRDO
   3.30%, 12/6/95 (LOC)                                35,900              35,900
 Puerto Rico Industrial, Medical,
   & Environmental Facilities
   Finance Auth. PCR
   (Abbott Laboratories)
   5.10%, 3/1/96*                                       4,500               4,522
---------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
   (Cost $850,086)                                                        850,086
---------------------------------------------------------------------------------

                                                                           Market
                                                                            Value
                                                                           (000)+
---------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.1%)
---------------------------------------------------------------------------------
 Other Assets--Note B                                                   $  11,803
 Liabilities                                                               (2,754)
                                                                       ----------
                                                                            9,049
---------------------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------------------
 Applicable to 859,171,781 outstanding
   shares of beneficial interest
   (unlimited authorization--no par value)                               $859,135
---------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                                   $1.00
=================================================================================

+See Note A to Financial Statements.

---------------------------------------------------------------------------------
AT NOVEMBER 30, 1995, NET ASSETS
 CONSISTED OF:
---------------------------------------------------------------------------------
                                                       Amount                 Per
                                                        (000)               Share
                                                     --------               -----
 Paid in Capital                                     $859,187               $1.00
 Undistributed Net
   Investment Income                                       --                  --
 Accumulated Net
   Realized Losses                                        (52)                 --
 Unrealized Appreciation
   of Investments                                          --                  --
---------------------------------------------------------------------------------
NET ASSETS                                           $859,135               $1.00
---------------------------------------------------------------------------------

BAN = Bond Anticipation Note
COP = Certificate of Participation
CP = Commercial Paper
GO = General Obligation
PCR = Pollution Control Revenue
RAN = Revenue Anticipation Note
TAN = Tax Anticipation Note
TOB = Tender Option Bond
TRAN = Tax Revenue Anticipation Note
VRDO = Variable Rate Demand Obligation
(ETM) = Escrowed to Maturity
(Prere.) = Prerefunded
*  Put Option Obligation.
++ Security purchased on a when-issued or delayed delivery basis for which the Fund has not taken delivery as of November 30, 1995.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association)
(2) AMBAC (AMBAC Indemnity Corporation)
(3) FGIC (Financial Guaranty Insurance Company)
(4) FSA (Financial Security Assurance)
(5) CGI (Capital Guaranty Insurance)
(6) BIGI (Bond Investors Guaranty Insurance)
(7) Connie Lee Inc.
(8) FHA (Federal Housing Authority)
The insurance does not guarantee the market value of the
municipal bonds.

(LOC)=Scheduled principal and interest payments are guaranteed by bank letter of credit.

                            STATEMENT OF OPERATIONS


                                                                      INSURED LONG-TERM               MONEY MARKET
                                                                              PORTFOLIO                  PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
                                                                             Year Ended                  Year Ended
                                                                      November 30, 1995           November 30, 1995
                                                                                  (000)                       (000)
-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME
      Interest  . . . . . . . . . . . . . . . . . . . . . .                   $  41,452                    $30,433
-------------------------------------------------------------------------------------------------------------------
              Total Income  . . . . . . . . . . . . . . . .                      41,452                     30,433
-------------------------------------------------------------------------------------------------------------------
   EXPENSES
      The Vanguard Group--Note B
        Investment Advisory Services  . . . . . . . . . . .      $    94                      $   107
        Management and Administrative   . . . . . . . . . .        1,203                        1,296
        Marketing and Distribution  . . . . . . . . . . . .          148          1,445           228        1,631
                                                                 -------                      -------
      Insurance Expense . . . . . . . . . . . . . . . . . .                           4                         --
      Custodians' Fee . . . . . . . . . . . . . . . . . . .                          20                         26
      Auditing Fees . . . . . . . . . . . . . . . . . . . .                           7                          7
      Shareholders' Reports . . . . . . . . . . . . . . . .                          26                         24
      Annual Meeting and Proxy Costs  . . . . . . . . . . .                           5                          4
      Trustees' Fees and Expenses . . . . . . . . . . . . .                           3                          3
-------------------------------------------------------------------------------------------------------------------
              Total Expenses  . . . . . . . . . . . . . . .                       1,510                      1,695
              Expenses Paid Indirectly--Note C                                      (20)                       (26)
-------------------------------------------------------------------------------------------------------------------
              Net Expenses  . . . . . . . . . . . . . . . .                       1,490                      1,669
-------------------------------------------------------------------------------------------------------------------
                 Net Investment Income  . . . . . . . . . .                      39,962                     28,764
-------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
      Investment Securities Sold  . . . . . . . . . . . . .                       1,608                        (34)
      Futures Contracts . . . . . . . . . . . . . . . . . .                       1,064                         --
-------------------------------------------------------------------------------------------------------------------
                 Realized Net Gain (Loss)                                         2,672                        (34)
-------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)
      Investment Securities . . . . . . . . . . . . . . . .                      83,037                         --
      Futures Contracts . . . . . . . . . . . . . . . . . .                       1,472                         --
-------------------------------------------------------------------------------------------------------------------
                 Change in Unrealized
                    Appreciation (Depreciation) . . . . . .                      84,509                         --
-------------------------------------------------------------------------------------------------------------------
                 Net Increase in Net Assets
                    Resulting from Operations . . . . . . .                   $ 127,143                    $28,730
===================================================================================================================

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                                        INSURED LONG-TERM PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
                                                                                        YEAR ENDED       Year Ended
                                                                                      NOVEMBER 30,     November 30,
                                                                                              1995             1994
                                                                                             (000)            (000)
-------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income  . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $ 39,962       $  39,526
   Realized Net Gain (Loss) . . . . . . . . . . . . . . . . . . . . . . . . . . .            2,672           4,088
   Change in Unrealized Appreciation (Depreciation) . . . . . . . . . . . . . . .           84,509         (89,286)
-------------------------------------------------------------------------------------------------------------------
           Net Increase (Decrease) in Net Assets Resulting from Operations  . . .          127,143         (45,672)
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1)
   Net Investment Income  . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (39,962)        (39,526)
   Realized Net Gain  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               --          (3,995)
-------------------------------------------------------------------------------------------------------------------
           Total Distributions  . . . . . . . . . . . . . . . . . . . . . . . . .          (39,962)        (43,521)
-------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (2)
   Issued    --Regular  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          106,078         120,507
             --In Lieu of Cash Distributions  . . . . . . . . . . . . . . . . . .           30,789          34,307
             --Exchange   . . . . . . . . . . . . . . . . . . . . . . . . . . . .           57,249          57,419
   Redeemed  --Regular  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (77,018)       (103,810)
             --Exchange   . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (52,848)       (122,738)
-------------------------------------------------------------------------------------------------------------------
           Net Increase (Decrease) from Capital Share Transactions  . . . . . . .           64,250         (14,315)
-------------------------------------------------------------------------------------------------------------------
           Total Increase (Decrease)    . . . . . . . . . . . . . . . . . . . . .          151,431        (103,508)
-------------------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          644,623         748,131
-------------------------------------------------------------------------------------------------------------------
   End of Year  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $796,054       $ 644,623
===================================================================================================================
   (1)  Distributions Per Share
        Net Investment Income   . . . . . . . . . . . . . . . . . . . . . . . . .            $.623           $.622
        Realized Net Gain   . . . . . . . . . . . . . . . . . . . . . . . . . . .               --           $.063
-------------------------------------------------------------------------------------------------------------------
   (2)  Shares Issued and Redeemed
        Issued  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           14,463          15,697
        Issued in Lieu of Cash Distributions                                                 2,715           3,048
        Redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (11,589)        (20,279)
-------------------------------------------------------------------------------------------------------------------
                                                                                             5,589          (1,534)
-------------------------------------------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                                             MONEY MARKET PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
                                                                                        YEAR ENDED       Year Ended
                                                                                      NOVEMBER 30,     November 30,
                                                                                              1995             1994
                                                                                             (000)            (000)
-------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income  . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $   28,764      $   19,162
   Realized Net Gain (Loss) . . . . . . . . . . . . . . . . . . . . . . . . . . .              (34)            (18)
   Change in Unrealized Appreciation (Depreciation) . . . . . . . . . . . . . . .               --              --
-------------------------------------------------------------------------------------------------------------------
           Net Increase (Decrease) in Net Assets Resulting from Operations  . . .           28,730          19,144
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1)
   Net Investment Income  . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (28,764)        (19,162)
   Realized Net Gain  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               --              --
-------------------------------------------------------------------------------------------------------------------
           Total Distributions  . . . . . . . . . . . . . . . . . . . . . . . . .          (28,764)        (19,162)
-------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (2)
   Issued    --Regular  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          587,767         516,267
             --In Lieu of Cash Distributions  . . . . . . . . . . . . . . . . . .           27,484          18,247
             --Exchange   . . . . . . . . . . . . . . . . . . . . . . . . . . . .          127,375         208,722
   Redeemed  --Regular  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (501,452)       (503,920)
             --Exchange   . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (174,253)       (170,862)
-------------------------------------------------------------------------------------------------------------------
           Net Increase (Decrease) from Capital Share Transactions  . . . . . . .           66,921          68,454
-------------------------------------------------------------------------------------------------------------------
           Total Increase (Decrease)    . . . . . . . . . . . . . . . . . . . . .           66,887          68,436
-------------------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          792,248         723,812
-------------------------------------------------------------------------------------------------------------------
   End of Year  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $  859,135       $ 792,248
===================================================================================================================
   (1)  Distributions Per Share
        Net Investment Income   . . . . . . . . . . . . . . . . . . . . . . . . .            $.035           $.025
        Realized Net Gain   . . . . . . . . . . . . . . . . . . . . . . . . . . .               --              --
-------------------------------------------------------------------------------------------------------------------
   (2)  Shares Issued and Redeemed
        Issued  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          715,142         724,989
        Issued in Lieu of Cash Distributions  . . . . . . . . . . . . . . . . . .           27,484          18,247
        Redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (675,705)       (674,782)
-------------------------------------------------------------------------------------------------------------------
                                                                                            66,921          68,454
-------------------------------------------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS


                                                                            INSURED LONG-TERM PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
                                                                              Year Ended November 30,
                                                                ---------------------------------------------------
For a Share Outstanding Throughout Each Year                       1995       1994       1993      1992        1991
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR    . . . . . .                $10.40     $11.77     $11.18    $10.75     $10.51
                                                                 -------    -------     ------    ------    -------
INVESTMENT OPERATIONS
   Net Investment Income  . . . . . . . . . . . .                  .623       .622       .637      .659       .676
   Net Realized and Unrealized Gain (Loss)      .
      on Investments  . . . . . . . . . . . . . .                 1.380     (1.307)      .725      .438       .245
                                                                 -------    -------     ------    ------    -------
        TOTAL FROM INVESTMENT OPERATIONS    . . .                 2.003      (.685)     1.362     1.097       .921
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income . . . . .                 (.623)     (.622)     (.637)    (.659)     (.676)
   Distributions from Realized Capital Gains  . .                    --      (.063)     (.135)    (.008)     (.005)
                                                                 -------    -------     ------    ------    -------
        TOTAL DISTRIBUTIONS   . . . . . . . . . .                 (.623)     (.685)     (.772)    (.667)     (.681)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR    . . . . . . . . .                $11.78     $10.40     $11.77    $11.18     $10.75
===================================================================================================================
TOTAL RETURN    . . . . . . . . . . . . . . . . .               +19.66%     -6.10%    +12.53%   +10.48%     +9.01%
-------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Year (Millions)  . . . . . . .                  $796       $645       $748      $572       $434
Ratio of Expenses to Average Net Assets . . . . .                  .21%       .21%       .20%      .25%       .24%
Ratio of Net Investment Income to
   Average Net Assets . . . . . . . . . . . . . .                 5.50%      5.53%      5.47%     5.99%      6.33%
Portfolio Turnover Rate . . . . . . . . . . . . .                    7%        13%        12%       34%        18%
-------------------------------------------------------------------------------------------------------------------

                                                                               MONEY MARKET PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
                                                                              Year Ended November 30,
                                                                 --------------------------------------------------
For a Share Outstanding Throughout Each Year                       1995       1994       1993      1992        1991
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR    . . . . . .                 $1.00      $1.00      $1.00     $1.00      $1.00
                                                                  -----      -----      -----     -----      ------
INVESTMENT OPERATIONS
   Net Investment Income  . . . . . . . . . . . .                  .035       .025       .023      .030       .045
   Net Realized and Unrealized Gain (Loss)      .
      on Investments  . . . . . . . . . . . . . .                    --         --         --        --         --
                                                                  -----      -----      -----     -----      ------
        TOTAL FROM INVESTMENT OPERATIONS    . . .                  .035       .025       .023      .030       .045
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income . . . . .                 (.035)     (.025)     (.023)    (.030)     (.045)
   Distributions from Realized Capital Gains  . .                    --         --         --        --         --
                                                                  -----      -----      -----     -----      ------
        TOTAL DISTRIBUTIONS   . . . . . . . . . .                 (.035)     (.025)     (.023)    (.030)     (.045)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR    . . . . . . . . .                 $1.00      $1.00      $1.00     $1.00      $1.00
===================================================================================================================
TOTAL RETURN    . . . . . . . . . . . . . . . . .                +3.60%     +2.49%     +2.31%    +3.04%     +4.54%
-------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Year (Millions)  . . . . . . .                  $859       $792       $724      $627       $547
Ratio of Expenses to Average Net Assets . . . . .                  .21%       .21%       .20%      .24%       .24%
Ratio of Net Investment Income to
   Average Net Assets . . . . . . . . . . . . . .                 3.53%      2.46%      2.29%     2.98%      4.43%
Portfolio Turnover Rate . . . . . . . . . . . . .                   N/A        N/A        N/A       N/A        N/A
-------------------------------------------------------------------------------------------------------------------

                         NOTES TO FINANCIAL STATEMENTS


Vanguard New Jersey Tax-Free Fund is registered under the Investment Company Act of 1940 as an open-end investment company and consists of the Insured Long-Term and Money Market Portfolios. Each Portfolio invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the State of New Jersey.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of financial statements.

1. SECURITY VALUATION: Money Market Portfolio: investment securities are stated at amortized cost which approximates market value. Insured Long-Term Portfolio: municipal bonds are valued utilizing primarily the latest bid prices or, if bid prices are not available, on the basis of valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by an independent pricing service.

2. FEDERAL INCOME TAXES: Each Portfolio of the Fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for Federal income taxes is required in the financial statements.

3. FUTURES: The Insured Long-Term Portfolio utilizes Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts to a limited extent, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk and minimizing transaction costs. The Portfolio may purchase futures contracts instead of municipal bonds when futures contracts are believed to be priced more attractively than municipal bonds. The Portfolio may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity.

     The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Fluctuations in the values of futures contracts are recorded as unrealized appreciation (depreciation) until terminated at which time realized gains (losses) are recognized. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for Federal income tax purposes.

4. DISTRIBUTIONS: Distributions from net investment income are declared on a daily basis payable on the first business day of the following month. Annual distributions from realized gains, if any, are recorded on the ex-dividend date. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains.

5. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those of specific securities sold. Premiums and original issue discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group, Inc. furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Trustees. At November 30, 1995, the Fund had contributed capital aggregating $198,000 to Vanguard (included in Other Assets), representing 1.0% of Vanguard's capitalization. The Fund's officers and trustees are also officers and directors of Vanguard.

C. The Fund's custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest bearing custodian account. For the year ended November 30, 1995, custodian fee offset arrangements reduced expenses by $20,000 in the Insured Long-Term Portfolio and $26,000 in the Money Market Portfolio.

D. During the year ended November 30, 1995, the Insured Long-Term Portfolio made purchases of $119,040,000 and sales of $43,532,000 of investment securities other than temporary cash investments.

The Insured Long-Term Portfolio utilized a capital loss carryforward of $214,000 to offset taxable capital gains realized during the year ended November 30, 1995.

E. At November 30, 1995, unrealized appreciation of investment securities of the Insured Long-Term Portfolio for financial reporting and Federal income tax purposes aggregated $59,908,000 of which $59,984,000 related to appreciated securities and $76,000 related to depreciated securities.

At November 30, 1995, the Insured Long-Term Portfolio had long positions in Municipal Bond Index futures contracts expiring in December 1995, with an aggregate settlement value and net unrealized appreciation of $32,227,000 and $1,277,000, respectively. The aggregate settlement value of short positions in U.S. Treasury bond futures contracts expiring in December 1995, and the related unrealized depreciation were $24,001,000 and $868,000, respectively. The market value of securities deposited as initial margin for open futures contracts was $2,358,000.

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Board of Trustees
Vanguard New Jersey Tax-Free Fund

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Insured Long-Term Portfolio and the Money Market Portfolio (constituting the Vanguard New Jersey Tax-Free Fund, hereafter referred to as the "Fund") at November 30, 1995, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the respective periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103
December 29, 1995

                             TRUSTEES AND OFFICERS


JOHN C. BOGLE, Chairman and Chief Executive Officer Chairman and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN, President
President and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman of Rhone-Poulenc Rorer Inc.; Director of Sun Company, Inc.

BARBARA BARNES HAUPTFUHRER, Director of The Great Atlantic and Pacific Tea Co., Alco Standard Corp., Raytheon Co., Knight-Ridder, Inc., and Massachusetts Mutual Life Insurance Co.

BURTON G. MALKIEL, Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co. and NACCO Industries.

JAMES O. WELCH, JR., Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co.; Trustee of Vanderbilt University.


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice President and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Treasurer of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller; Vice President of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

OTHER VANGUARD GROUP OFFICERS

ROBERT A. DISTEFANO                 IAN A. MACKINNON
Senior Vice President               Senior Vice President
Information Technology              Fixed Income Group

JEREMY G. DUFFIELD                  F. WILLIAM MCNABB III
Senior Vice President               Senior Vice President
Planning & Development              Institutional

JAMES H. GATELY                     RALPH K. PACKARD
Senior Vice President               Senior Vice President
Individual Investor Group           Chief Financial Officer

                          THE VANGUARD FAMILY OF FUNDS

                           EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
Vanguard/Windsor Fund
Vanguard/Windsor II
Vanguard Equity Income Fund
Vanguard Quantitative Portfolios
Vanguard/Trustees' Equity Fund
 U.S. Portfolio
Vanguard Convertible
 Securities Fund

BALANCED FUNDS
Vanguard/Wellington Fund
Vanguard/Wellesley Income Fund
Vanguard STAR Portfolio
Vanguard Asset Allocation Fund
Vanguard LifeStrategy Funds

GROWTH FUNDS
Vanguard/Morgan Growth Fund
Vanguard/PRIMECAP Fund
Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
Vanguard Explorer Fund
Vanguard Specialized Portfolios
Vanguard Horizon Fund
 Global Equity Portfolio
 Global Asset Allocation Portfolio
 Capital Opportunity Portfolio
 Aggressive Growth Portfolio

INTERNATIONAL FUNDS
Vanguard International
 Growth Portfolio
Vanguard/Trustees' Equity Fund
 International Portfolio

                                  INDEX FUNDS

VANGUARD INDEX TRUST
 500 Portfolio
 Total Stock Market Portfolio
 Extended Market Portfolio
 Growth Portfolio
 Value Portfolio
 Small Capitalization Stock Portfolio
Vanguard Tax-Managed Fund
Vanguard Balanced Index Fund
Vanguard Bond Index Fund
 Total Bond Market Portfolio
 Short-Term Bond Portfolio
 Intermediate-Term Bond Portfolio
 Long-Term Bond Portfolio
Vanguard International Equity
 Index Fund
 European Portfolio
 Pacific Portfolio
 Emerging Markets Portfolio

                               FIXED INCOME FUNDS

MONEY MARKET FUNDS
Vanguard Money Market Reserves
Vanguard Admiral Fund
 U.S. Treasury Money Market Portfolio

TAX-EXEMPT MONEY MARKET FUNDS
Vanguard Municipal Bond Fund
 Money Market Portfolio
Vanguard State Tax-Free Funds
 Money Market Portfolios
 (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS
Vanguard Municipal Bond Fund
Vanguard State Tax-Free Funds
 Insured Longer-Term Portfolios
 (CA, FL, NJ, NY, OH, PA)

INCOME FUNDS
Vanguard Fixed Income
  Securities Fund
Vanguard Admiral Fund
Vanguard Preferred Stock Fund

                             [VANGUARD GROUP LOGO]

This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus. All Funds in the Vanguard Family are offered by prospectus only.

                           Vanguard Financial Center
                        Valley Forge, Pennsylvania 19482

                          New Account Information:
                              1 (800) 662-7447

                        Shareholder Account Services:
                              1 (800) 662-2739

                                   Q140-11/95

ON OUR COVER: On the evening of August 1, 1798, Lord Horatio Nelson sailed his flagship, HMS Vanguard, into Egypt's Aboukir Bay. In a night encounter, the British fleet annihilated Napoleon Bonaparte's ships of the line in what is still considered to be the most complete victory ever recorded in naval history. Our Report's cover illustration is Thomas Luny's 1830 painting, The Battle Of The Nile, in which the French flagship, L'Orient, is shown as it exploded at 10:00 p.m. under a gibbous moon.

                       VANGUARD NEW JERSEY TAX-FREE FUND
                                 EDGAR APPENDIX

This appendix describes the components of the printed version of this report that do not translate into a format acceptable to the EDGAR system.

The cover of the printed version of this report features Thomas Luny's 1830 painting "The Battle Of The Nile".

A photograph of John C. Brennan and John C. Bogle appears on the inside cover top-center.

A running head featuring a sword, helmet, gloves and battleships in the background appears at the top of pages one through six.

Line charts illustrating cumulative performance between Vanguard New Jersey Insured Long-Term Portfolio, Lehman Municipal Bond Index and Average New Jersey Municipal Fund, average Annual Total Returns for the period February 3, 1988, to November 30, 1995 appear at the top of page two.

A line chart of the Month-End Yields of 30-Year Prime Municipal Bond and 90-Day MIG 1 Note for the fiscal years 1991 through 1995 appears at the upper left of page three.

A running head featuring an hour glass, compass & telescope, and battleships in the background appears at the top of page seven.

A running head featuring ships wheel, rope and battleships in the background appears at the top of pages eight & nine.

A running head featuring open log book, pen and battleships in the background appears at the top of pages ten through twenty three.

A running head featuring a sextant, a map, and battleships in the background appear at the top of page twenty four.

A running head featuring birds flying and ships in the background appears at the top of the inside back cover.